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                                                                   EXHIBIT 22.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation in this Registration Statement on Form S-1 of our report dated February 5, 1997, on our audit of the financial statements of Klein, Maus & Shire, Inc, as of December 31, 1996 and for the year period then ended. We also consent to the reference to our firm under the caption "Experts."




LILLING AND COMPANY



Great Neck, New York
October 13, 1998